   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 1998

                                                      REGISTRATION NO. 333-67687
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ANESTA CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           2834                          87-0424798
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
      OF INCORPORATION OR          CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)
         ORGANIZATION)

                              4745 WILEY POST WAY
                               PLAZA 6, SUITE 650
                           SALT LAKE CITY, UTAH 84116
                                 (801) 595-1405
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 THOMAS B. KING
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  ANESTA CORP.
                              4745 WILEY POST WAY
                               PLAZA 6, SUITE 650
                            SALT LAKE CITY, UT 84116
                                 (801) 595-1405
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

           JAMES C. T. LINFIELD, ESQ.                        ELIZABETH R. FLINT, ESQ.
               COOLEY GODWARD LLP                        WILSON SONSINI GOODRICH & ROSATI
        2595 CANYON BOULEVARD, SUITE 250                        650 PAGE MILL ROAD
          BOULDER, COLORADO 80302-6737                   PALO ALTO, CALIFORNIA 94304-1050
                 (303) 546-4000                                   (650) 493-9300

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-67687

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
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       TITLE OF EACH CLASS                                  PROPOSED MAXIMUM      PROPOSED MAXIMUM
          OF SECURITIES                 AMOUNT TO BE       OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
         TO BE REGISTERED              REGISTERED(1)            SHARE(2)              PRICE(2)        REGISTRATION FEE(3)
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Common Stock, $.001 par value.....        575,000                $21.25             $12,218,750              $3,397
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

(1) Includes 75,000 shares of Common Stock issuable upon exercise of the Underwriters' over-allotment option.

(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.

(3) 2,875,000 shares were registered under SEC File No. 333-67687, for which a filing fee of $17,125 was previously paid with the earlier registration statement.
                            ------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement filed under the Securities Act of 1933, as amended, by Anesta Corp. (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-67687) relating to the offering of up to 2,875,000 shares of Common Stock filed on November 18, 1998, as amended by Amendment No. 1 filed on December 16, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for the filing of on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, County of Salt Lake City, State of Utah, on the 17th day of December, 1998.

                                          ANESTA CORP.

                                          By:       /s/ THOMAS B. KING

                                             -----------------------------------
                                                       Thomas B. King
                                                President and Chief Executive
                                                           Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                TITLE                    DATE
                   ---------                                -----                    ----

            * /s/ WILLIAM C. MOELLER              Chairman of the Board and    December 17, 1998
------------------------------------------------          Treasurer
               William C. Moeller

        * /s/ THEODORE H. STANLEY, M.D.            Founding Chairman of the    December 17, 1998
------------------------------------------------            Board
           Theodore H. Stanley, M.D.

               /s/ THOMAS B. KING                 President, Chief Executive   December 17, 1998
------------------------------------------------     Officer and Director
                 Thomas B. King                      (Principal Executive
                                                           Officer)

              * /s/ ROGER P. EVANS                Vice President Finance and   December 17, 1998
------------------------------------------------  Administration (Principal
                 Roger P. Evans                    Financial and Accounting
                                                           Officer)

           * /s/ EDWIN M. KANIA, JR.                       Director            December 17, 1998
------------------------------------------------
              Edwin M. Kania, Jr.

          * /s/ DANIEL L. KISNER, M.D.                     Director            December 17, 1998
------------------------------------------------
             Daniel L. Kisner, M.D.

            * /s/ RICHARD H. LEAZER                        Director            December 17, 1998
------------------------------------------------
               Richard H. Leazer

      * /s/ EMANUEL M. PAPPER, M.D., PH.D.                 Director            December 17, 1998
------------------------------------------------
         Emanuel M. Papper, M.D., Ph.D.

             * /s/ RICHARD P. URFER                        Director            December 17, 1998
------------------------------------------------
                Richard P. Urfer

            *By: /s/ THOMAS B. KING
  --------------------------------------------
                 Thomas B. King
                Attorney-in-fact

                                 EXHIBIT INDEX

                                                                       SEQUENTIALLY
                                                                         NUMBERED
EXHIBIT                                                                    PAGE
NUMBER                      DESCRIPTION OF DOCUMENT                       NUMBER
-------                     -----------------------                    ------------
 5.1      Opinion of Cooley Godward LLP..............................
23.1      Consent of PricewaterhouseCoopers LLP, Independent
          Accountants................................................
23.2      Consent of Cooley Godward LLP. Reference is made to Exhibit
          5.1........................................................
23.3      Consent of Kirton & McConkie...............................
23.4      Consent of Morin & Krasny..................................
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